UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
May 30, 2008

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
May 30, 2008

Section 8.  Other Events

Item 8.01     Other Events.

On May 30, 2008, Mapfre, S.A. (“Mapfre”) and its Ultimate Controlling Person, Fundacion Mapfre, received the final regulatory approval to acquire control of the various insurance subsidiaries of The Commerce Group, Inc.

The Mapfre acquisition has now been approved by regulators in the states of California, Massachusetts, New York and Ohio, where the Commerce Group’s insurance subsidiaries are variously domiciled.

The acquisition is scheduled to close within five business days.

Forward-Looking Statements

It should be noted that this release might contain certain statements that may be considered forward-looking statements. The Commerce Group, Inc. refers you to its March 31, 2008 Form 10-Q filed May 12, 2008 and its 2007 Form 10-K filed February 29, 2008 for a description of the Company's business environment and important other factors that may affect its business, including its language regarding forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
May 30, 2008

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer